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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2006

             (Exact name of registrant as specified in its charter)

                             UNION BANKSHARES, INC.

(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)        Identification Number)
Vermont                             001-15985                 03-0283552

(Address of principal executive offices)
20 Main St., P.O. Box 667            (Zip Code)
Morrisville, VT                      05661-0667

Registrant's telephone number, including area code:  (802) 888-6600

         (Former name or former address, if changed since last report)
                                 Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02:  Results of Operations and Financial Condition

      As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

      On October 13, 2006, Union Bankshares, Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing net income and net income per share year to date and for our third quarter ended September 30, 2006, as well as the declaration of a regular quarterly cash dividend.

Item 8.01  Other Events

On October 13, 2006 the Board of Directors of Union Bankshares, Inc. declared a quarterly cash dividend of $.28 per share which is $.02 higher than the previous regular quarterly dividend. The dividend is payable on October 27, 2006 to shareholders of record on October 24, 2006.

Item 9.01.  Financial Statements and Exhibits

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

      (c)   Exhibits
            Exhibit 99.1 Union Bankshares, Inc. Press Release dated October 13, 2006, announcing a regular quarterly dividend and year to date and third quarter ended September 30, 2006 net income and net income per share

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Union Bankshares, Inc.


October 13, 2006                     /s/ Marsha A. Mongeon
                                     ------------------------------------------
                                     Marsha A. Mongeon, Chief Financial Officer


October 13, 2006                     /s/ Kenneth D. Gibbons
                                     -----------------------------------
                                     Kenneth D. Gibbons, President & CEO

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                                 EXHIBIT INDEX

      Exhibit 99.1 Union Bankshares, Inc. Press Release dated October 13, 2006, announcing a regular quarterly cash dividend and year to date and third quarter ended September 30, 2006 net income and net income per share.